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                                                                Exhibit 10.6


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                  THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of this 21st day of November, 1996, between BLACK BOX CORPORATION OF PENNSYLVANIA, a Delaware corporation formerly known as Black Box Corporation (the "Borrower"), and MELLON BANK, N.A., a national banking association (the "Lender").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower and the Lender have entered into that certain Credit Agreement, dated as of May 6, 1994, as amended by that certain First Amendment to Credit Agreement, dated as of March 30, 1995, by that certain Second Amendment to Credit Agreement, dated as of August 1, 1995, and by that certain Third Amendment to Credit Agreement, dated as of April 1, 1996 (as amended, the "Credit Agreement"); and

                  WHEREAS, the Borrower and the Lender have agreed to further amend the Credit Agreement as hereinafter set forth.

                  NOW, THEREFORE, intending to be legally bound and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

                  1. Section 7.01 of the Credit Agreement is hereby deleted in its entirety and the following Section is hereby inserted in lieu thereof:

                  7.01. CONSOLIDATED NET WORTH. Consolidated Net Worth of the Borrower shall not at any time be less than $10,000,000.

                  2. Section 7.07 of the Credit Agreement is hereby deleted in its entirety and the following Section is hereby inserted in lieu thereof:

                  7.07. DIVIDENDS AND RELATED DISTRIBUTIONS. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, declare or make any Stock Payment, except as follows:

                  (a) So long as no Event of Default or Potential Default shall have occurred and be continuing or shall occur after giving effect thereto, Stock Payments to the Guarantor for the purposes of paying reasonable administrative costs and salaries of the Guarantor's employees, paying taxes, paying expenses incurred in the ordinary course of business and making payments required under the Services Agreement; PROVIDED, that no Stock Payment pursuant to this Section 7.07(a) may be made if, after giving effect to such Stock Payment, the aggregate amount of Stock Payments made during any fiscal year of the Borrower, together with any loans and advances made pursuant to
         Section 7.06(b)(ii) (other than to the Guarantor for the purpose of paying in full the Indebtedness secured by the Senior Subordinated

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         Indenture) during such fiscal year, would exceed $1,500,000, less the amount paid directly by the Borrower and its Subsidiaries in such fiscal year under the Services Agreement;

                  (b) So long as no Event of Default or Potential Default shall have occurred and be continuing or shall occur after giving effect thereto, Stock Payments to the Guarantor for the purpose of making Stock Payments to the extent permitted by Section 5.03 of the Guaranty;

                  (c) Stock Payments to the Guarantor for the purpose of repaying certain Indebtedness of the Guarantor to the Borrower in the principal amount of $43,670,000; and

                  (d) A Subsidiary of the Borrower may declare and make Stock Payments if all of the capital stock of such Subsidiary is owned by the Borrower or by a direct or indirect wholly-owned Subsidiary of the Borrower.

                  3. The Lender hereby consents to the amendment to the License Agreement in substantially the form attached hereto as Exhibit A.

                  4. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  5. Except as specifically amended by this Amendment, the terms and conditions of the Credit Agreement shall remain in full force and effect and shall be binding upon the parties hereto and their respective successors and assigns.

                  6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                       BLACK BOX CORPORATION OF PENNSYLVANIA

                                       By:  /s/ FREDERICK C. YOUNG
                                           --------------------------
                                       Title:  Vice President

                                       MELLON BANK, N.A.

                                       By:  /s/ MARK LATTERNER
                                            -------------------------
                                       Title: Asst. Vice President

              [Signatures to Fourth Amendment to Credit Agreement]


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                              CONSENT OF GUARANTOR

                  BLACK BOX CORPORATION, a Delaware corporation formerly known as MB Communications, Inc., the Guarantor under that certain Guaranty and Suretyship Agreement (the "Guaranty"), dated as of May 6, 1994, made by the Guarantor in favor of Mellon Bank, N.A., hereby consents to the within Fourth Amendment to Credit Agreement and confirms and reaffirms its obligations under the Guaranty.

                                        BLACK BOX CORPORATION

                                        By:
                                           --------------------------
                                        Title: